STEIN ROE BOND FUNDS
Annual Report
June 30, 1998

PHOTO OF: VARIOUS BONDS

STEIN ROE FIXED INCOME FUNDS

Taxable Bond Funds

           Intermediate Bond Fund
           Income Fund
           High Yield Fund
LOGO: Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(sm)

Contents
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From the President................................................   1

   Tom Butch's thoughts on the markets and investing


Fund Performance..................................................   3

   How the Stein Roe bond funds have done over time


Q&A

   Interviews with the portfolio managers and a summary
   of investment activity over the past year
   Intermediate Bond Fund.........................................   7
   Income Fund....................................................   10
   High Yield Fund................................................   13


Portfolio of Investments..........................................   18

   A complete list of investments with market values


Financial Statements..............................................   32

   Statements of assets and liabilities, statements of operations and changes in net assets


Notes to Financial Statements.....................................   44


Financial Highlights..............................................   49

   Selected per-share data


Report of Independent Auditors....................................   55

From the President
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TO OUR SHAREHOLDERS
We are pleased to present this annual report for Stein Roe's taxable bond funds -- Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund. In the following pages, we'll provide you with an overview of economic events that occurred over the past year and explain how we positioned the funds to respond to those events. ECONOMY REMAINS FAVORABLE TO BONDS Many bond market observers have described the past year's economy as a "Goldilocks" economy. And it's no wonder. Declining interest rates, low inflation and a shrinking budget deficit have produced a favorable investment environment for bonds.
   This bond-friendly landscape has played a key role in the success of nearly all types of bonds. The yield of the benchmark 30-year Treasury bond on June 30, 1998, fell to 5.62 percent--a 30-year low--compared with 6.78 percent one year ago. In the past, bond funds have experienced their heaviest net inflows during periods of falling interest rates, and 1997 proved no exception with net inflows of $44.5 billion*, the highest rate since 1993. Through June of this year, net inflows are $40 billion.* ASIA: A MIXED BLESSING The well-chronicled problems of many Asian economies were a major factor in shaping investor psychology over the past year. For the bond market, concerns about these struggling economies had two distinct, and divergent, effects.
   First, Asia's woes caused investors both here and abroad to invest heavily in U.S. Treasury bonds. This "flight to quality," or search for a relatively safer investment, boosted prices as yields fell to 30-year lows. (Yields move in the opposite direction of prices). In addition, Asian uncertainty kept inflation at bay, which has helped sustain a generally positive domestic economic environment.
   Second, while Treasury securities rallied, corporate and high yield bonds suffered somewhat over perceptions of Asia's possible impact on the earnings potential of some companies that trade with that region. Concurrently, oversupply in both of these markets has caused yield spreads to widen. As a result, it was difficult for corporate and high yield bonds

Thomas W. Butch
Photo of:Thomas W. Butch

From the President CONTINUED
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to keep pace with Treasury securities. So it was no surprise that bond funds that emphasized Treasury securities over this period delivered better relative performance than funds with a higher concentration of corporate bonds or high yield bonds.
   Nonetheless, going forward, we think corporate bonds remain attractive. These bonds historically have paid a higher yield than Treasury securities because the risk of corporate default is greater than the risk of potential default by the U.S. government. Given the current yield spread between corporate and Treasury bonds, the economy's strength and the limited risk of default for corporate investment grade bonds, many market observers believe they may pick up and provide a good investment opportunity over the next several quarters.

THE ROAD AHEAD
For the foreseeable future, Asian turmoil could help keep inflation in check and interest rates stable. Although the U.S. economy has been remarkably strong, so far Federal Reserve Chairman Alan Greenspan has been reluctant to raise rates. This is in part due to the drag the Asian crisis has had on the U.S. economy. However, worries that a tighter labor market may ignite inflation seem to be a significant concern and likely will remain a focal point for evaluating the future direction of interest rates.
   While there appears to be near-term uncertainty created largely by Asia, the general U.S. economy appears to be in very good condition. Inflation is tame, the economy continues to expand, and consumer confidence remains strong. All of these factors could provide ongoing bond market support in the coming quarters.

THE BASICS
No one can predict what might happen to the markets in the future. But no matter what direction you think the economy is heading, it's important to remember the basics. We believe investors must understand the factors that move the markets --not just to profit from them, but to gain the patience to ride out short-term volatility. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

   Sincerely,

   /s/Thomas W. Butch
   Thomas W. Butch
   President
   July 31, 1998

*Bond fund net inflows are from the Investment
  Company Institute monthly and annual statistical releases.

Fund Performance
--------------------------------------------------------------------------------
   There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when fixed income securities grow in value).
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                           Periods ended June 30, 1998

                                          PAST 1    PAST 3    PAST 5     PAST 10
                                           YEAR      YEARS     YEARS      YEARS
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND                     9.51%      8.19%      6.77%     8.51%
Lehman Intermediate Government/
  Corporate Bond Index                     8.54       6.91       6.11      8.25
INCOME FUND                                8.72       8.23       7.27      8.85
Lehman Intermediate
  Corporate Bond Index                     9.05       7.49       6.87      9.01
HIGH YIELD FUND                           14.38        --         --        --
Merrill Lynch High Yield Master II Index  11.40        --         --        --
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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison
--------------------------------------------------------------------------------

COMPARISON of change in value of a $10,000 investment for the years ended June
30.

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Intermediate Bond Fund
Chart:
                                                     Lehman Intermediate
                          Intermediate Bond          Government /Corporate
                          Fund                       Bond Index
6/30/88                   10000                      10000
6/30/89                   11125                      11022
6/30/90                   11722                      11884
6/30/91                   12970                      13134
6/30/92                   14782                      14864
6/30/93                   16345                      16423
6/30/94                   16268                      16382
6/30/95                   17912                      18081
6/30/96                   18950                      18987
6/30/97                   20712                      20357
6/30/98                   22682                      22096

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Income Fund
Chart:
                                                     Lehman Intermediate
                          Income Fund                Corporate Bond Index
6/30/88                   10000                      10000
6/30/89                   11097                      11069
6/30/90                   11375                      11976
6/30/91                   12437                      13228
6/30/92                   14332                      15134
6/30/93                   16431                      16989
6/30/94                   16318                      16893
6/30/95                   18405                      19070
6/30/96                   19461                      20088
6/30/97                   21464                      21721
6/30/98                   23336                      23687

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. These graphs compare the performance of the Stein Roe funds to the Lehman Intermediate Government/Corporate Bond Index and the Lehman Intermediate Corporate Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment.
--------------------------------------------------------------------------------

Investment Comparison
--------------------------------------------------------------------------------

COMPARISON of change in value of a $10,000 investment since inception.

--------------------------------------------------------------------------------
High Yield Fund
Chart:
                                                     Merrill Lynch
                          High Yield                 High Yield
                          Fund                       Master II Index
11/1/96                   10000                      10000
12/31/96                  10271                      10280
3/31/97                   10423                      10388
6/30/97                   11088                      10881
9/30/97                   11655                      11307
12/31/97                  11899                      11599
3/31/98                   12648                      11922
6/30/98                   12682                      12122

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. The Merrill Lynch High Yield Master II Index is an unmanaged group of high yield bonds that differs from the composition of the Fund; it is not available for direct investment.
--------------------------------------------------------------------------------

Investment Comparison CONTINUED
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                         MAKING THE MOST OF PERFORMANCE

   The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.
     That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But if you can ride out the market's ups and downs, your fund might achieve a gain.
     When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, that may be the time when you should be investing more, to take advantage of a potential upturn.
     No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH MIKE KENNEDY, PORTFOLIO MANAGER OF
SR&F INTERMEDIATE BOND PORTFOLIO

Photo of: Mike Kennedy

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

   FUND INCEPTION:
   Dec. 5, 1978

   TOTAL NET ASSETS:
   $437.5 million

Q: HOW DID THE FUND PERFORM?

A: For the fiscal year ended June 30, 1998, Intermediate Bond Fund returned 9.51 percent, amply outperforming the 8.54 percent return of the Lehman Intermediate Government/Corporate Bond Index, yet slightly underperforming the 9.53 percent return of the Lipper intermediate investment grade debt fund peer group.

Q: HOW DID EVENTS IN THE CORPORATE BOND MARKET AFFECT THE PORTFOLIO'S HOLDINGS?

A: The fiscal year started out strong for corporate bonds. Then in October, the currency crisis in Asia spread to worldwide markets. As a result, bond investors focused on safer Treasury bonds, which led to a subsequent rally. Corporate bonds historically falter more than other fixed income securities in periods of stock market volatility because, by their nature, they reflect the activity of stocks. When the equity markets stabilized in the first quarter of 1998, corporate bonds rebounded. Then in the most recent quarter, corporate bonds decreased in value slightly as low interest rates generated excess supply from corporations wishing to borrow at low rates. In addition, turmoil in Asia resurfaced. We believe that together, these factors caused interest in U.S. corporate bonds to once again waver.

Q: HOW DID YOU POSITION THE PORTFOLIO THROUGHOUT THE YEAR?

A: Because corporate bonds led the market this year, they also drove most of our decisions regarding the portfolio's trading activity. Although we were overweighted in corporate bonds for the entire year -- compared to other invest ments -- we shifted assets

Q&A CONTINUED
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between the corporate and Treasury sectors in response to changing market conditions. We made shifts based on supply and demand and sector performance. For example, during the fourth quarter of 1997, the Asian currency crisis created fears that corporate earnings would be negatively impacted and affect bond prices. In response, we shifted our position in Treasuries from four percent to more than 20 percent of the portfolio's total net assets. This move allowed us to take advantage of the Treasury market rally and helped to offset the Asian crisis' negative impact on our performance. Then, around mid-January, when we saw a turnaround in the corporate market, we sold all of our Treasury holdings to acquire a full position in corporate bonds. We recently shifted some assets back to Treasuries to take advantage of the rally triggered by continuing turmoil in Asia.

Q: WHAT'S YOUR CURRENT OUTLOOK FOR CORPORATE BONDS?

A: We think corporate bonds are at their most attractive levels in three years. Their credit quality is good and yields are attractive. We plan to focus our investing in this sector in coming months. However, it seems that many investors are waiting for sustained interest-rate stability and an easing of supply before they invest in corporate bonds. We think the key to a shift in confidence will be stability in the Asian markets and specifically, evidence that Japan is effectively addressing its financial problems. We also believe that if the economy continues to grow at a moderate pace in coming months, that interest rates will remain stable.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE MORTGAGE SECURITIES SECTOR?

A: Although the attractiveness of the mortgage securities sector is improving, in our opinion it is still not as attractive as the corporate bond sector. Therefore, we will wait for mortgage yields to become more attractive relative to corporate bonds before we shift significant assets to that sector.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman Intermediate Government/Corporate Bond Index represents an unmanaged group of bonds that differs from the composition of the portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate investment grade debt fund peer group for the one-, five- and 10-year periods ended June 30, 1998, were 9.53 percent, 6.05 percent and 8.21 percent, respectively.

Fund Highlights
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                        SR&F Intermediate Bond Portfolio

                            SECURITIES TYPE BREAKDOWN

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1998      JUNE 30, 1997
--------------------------------------------------------------------------------
Corporate Bonds                                    69.7%               62.3%
Mortgage-Backed Securities                         13.3                19.1
U.S. Treasury Securities                            4.6                 7.0
Foreign Sovereign                                   4.4                 4.2
Asset-Backed Securities                             3.3                --
Cash and Equivalents                                4.7                 7.4
--------------------------------------------------------------------------------
Total                                             100.0%              100.0%


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                                  AVERAGE LIFE

                     As of June 30, 1998              As of June 30, 1997

LESS THAN 1 YEAR            6.0%                             7.0%
1-5 YEARS                   34.4%                            31.1%
5-10 YEARS                  50.2%                            45.4%
10-20 YEARS                 3.8%                             7.6%
GREATER THAN 20 YEARS       5.6%                             8.9%




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                                PORTFOLIO QUALITY

As of June 30, 1998
Treasury/AAA/Agency (23.7%)
AA (9.1%)
A (30.9%)
BBB (23.7%)
BB and Below/Not Rated (12.6%)

As of June 30, 1997
Treasury/AAA/Agency (27.5%)
AA (8.9%)
A (24.1%)
BBB (29.3%)
BB and Below/Not Rated (10.2%)

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH STEVE LOCKMAN, PORTFOLIO MANAGER
OF SR&F INCOME PORTFOLIO AND SR&F HIGH YIELD PORTFOLIO

Photo of: Steve Lockman


                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks high current income by investing principally in medium-quality debt securities. The Fund also may invest in higher-quality securities and, to a lesser extent, lower-quality securities which may involve greater credit and other risks.

   FUND INCEPTION:
   March 5, 1986

   TOTAL NET ASSETS:
   $448.4 million
--------------------------------------------------------------------------------
INCOME FUND Q&A

Q: HOW DID THE FUND PERFORM?

A: With an 8.72 percent return for the fiscal year ended June 30, 1998, the Fund underperformed the Lehman Intermediate Corporate Bond Index, which returned 9.05 percent, as well as the Lipper corporate debt BBB fund peer group, which had a median return of 10.41 percent.

Q: WHAT AFFECTED THE FUND'S PERFORMANCE?

A: Two pockets of explosive performance in the Treasury market during the fiscal year affected the relative performance of the portfolio's high yield corporate bond holdings. In the fourth quarter of 1997 -- the Fund's second fiscal quarter -- markets wavered as a result of the Asian currency crisis. Although the portfolio's exposure to government-related and high-quality Asian bonds was low, these bonds nevertheless hurt performance. We have subsequently reduced our exposure to Asia. The Asian effects also translated into slightly wider spreads for the portfolio's largest sectors weightings -- BB and BBB. We had anticipated that the popularity of the high yield market at that time would push the spreads narrower. Unfortunately, that only occurred in the lowest-credit quality bonds, which we rarely hold in the portfolio.
   The second downdraft occurred during the renewal of Asian concerns in late April and continued through the end of the fiscal year. During that time, analysts began to reassess the damage to earnings from the continuing decline in Asian economies. Because the value of a company's stock typically has an indirect effect on the value of a company's corporate bonds, the value of certain corporate bonds declined

Q&A CONTINUED
--------------------------------------------------------------------------------

across the spectrum from double-A to single-B bonds. Because Income Fund is a corporate bond fund, it was negatively affected.

Q: HOW DID YOU ADJUST THE PORTFOLIO'S HOLDINGS THIS YEAR?

A: We adjusted holdings within several sectors to take advantage of multibillion dollar mergers and acquisitions and a tremendous amount of refinancing activity. We purchased large and liquid names, as well as new names. Specifically, we purchased Owens Illinois, Tyco, Hyatt Equities and Rank Group (0.9 percent, 1.3 percent, 1.1 percent and 1.5 percent of total net assets, respectively) due to their attractive yields, growing businesses and more importantly, sound financials. In an attempt to avoid any potential effects from the Asian crisis, our purchases were skewed toward domestically-oriented companies. Consumer services and leisure sectors also played an important role. Companies we invested in include MGM, Choice Hotels and Tommy Hilfiger (1.1 percent, 0.4 percent and 1.5 percent of total net assets, respectively). With the decline in unemployment and the increase in consumer spending, we believe these sectors will continue to perform well.

Q: WHAT SECTORS DID YOU SELL?

A: We sold some of our financial holdings to accommodate what we think are more attractive issues. Spreads tightened enough in the financial services sector that we believed there was less potential for return.

Q: WHAT EFFECT HAS AT&T'S RECENT PURCHASE OF TCI HAD ON THE MEDIA AND TELECOMMUNICATIONS INDUSTRY?

A: This sector has become more and more profitable as the prospect of a telephone, long-distance and cable merger has come closer to reality. In addition, operating efficiencies of television, telephone, cable and Internet service companies are improving. These companies are paying down debt to improve their financial positions which has resulted in improved credit ratings. Two of our holdings that were upgraded were Time Warner and Viacom (0.8 percent and 0.2 percent of total net assets, respectively). We think the merger of these two companies is proof that they can provide content over streamlined mediums and we look forward to the continued attractiveness of this sector going forward.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND?

A: Throughout most of the year, we had a slightly longer duration than normal due to our optimism

Q&A CONTINUED
--------------------------------------------------------------------------------


for lower interest rates. We expect interest rates to remain low, at least for the near term, and we therefore plan to maintain our current duration. We'll be much more cautious about the companies we buy in the coming year due to the volatility in the global equity markets. We increased our high yield exposure at the end of the year after that sector experienced a dramatic sell-off and an increase in spreads. Should the Asian economy continue to decline, we may reverse course and start upgrading the credit quality of the entire fund. We plan to maintain a neutral to positive duration position given the favorable inflation outlook and ongoing fears about the Asian crisis.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Holdings are disclosed as a percentage of SR&F Income Portfolio's total net assets. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman Intermediate Corporate Bond Index is an unmanaged group of intermediate-term bonds that differs from the composition of the portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's corporate debt BBB fund peer group for the one-, five- and 10-year periods ended June 30, 1998, were 10.41 percent, 7.38 percent and 9.38 percent, respectively.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Foreign investments involve currency, market and political risks not generally associated with U.S. investments.

Q&A
--------------------------------------------------------------------------------
HIGH YIELD FUND Q&A

                                    FUND DATA

   INVESTMENT OBJECTIVE:
   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium- and lower-quality debt securities.

   FUND INCEPTION:
   Nov. 1, 1996

   TOTAL NET ASSETS:
   $41.5 million

Q: HOW DID THE FUND PERFORM?

A: With a 14.38 percent total return for the fiscal year ended
June 30, 1998, High Yield Fund significantly outperformed the Lipper high yield bond fund peer group return of 11.14 percent and the 11.80 percent return of the Merrill Lynch High Yield Master II Index for the same time period.

Q: WHAT SIGNIFICANT EVENTS OCCURRED IN THE HIGH YIELD MARKET THROUGHOUT THE FISCAL YEAR, AND HOW DID THESE OCCURRENCES AFFECT THE FUND?

A: Low interest rates, lofty stock prices and declining yields on both Treasury and corporate bonds, all combined to drive investors further down on the quality curve to capture higher yield. Demand came from many different investment groups, such as insurance companies and other mutual funds, including equity mutual funds. As some investors move out of equities and into bonds, we believe the high yield category is a natural choice as these fixed income investments have equity-like qualities.
   Demand was met by dynamic growth as the market experienced record new issuance over the previous year. This market is well over $500 billion and growing.* New issues and players created a liquid market for high yield bonds. The Fund's performance benefited greatly because we had previously increased our allocation to bonds that had the best yield-narrowing potential. Additionally, the Fund's assets nearly doubled, allowing us to take advantage of new issues that could provide strong short- and long-term total return potential.

Q: WHAT SECTORS STOOD OUT?

A: Two sectors increased their importance in the high yield market throughout the year: foreign issuance and telecommunications. An increasing amount of foreign issuance saturated the high yield market providing some investors with the unusual opportunity to buy high-quality companies in countries around the world. The Fund did purchase some of these issues.

Q&A CONTINUED
--------------------------------------------------------------------------------

   The second and more profound sector change was in the telecommunications/media sector. For more than three years, this sector has been the largest issuer in the high yield market, and it currently represents over 30 percent+ of the market. Telecommunications and media companies continue to bring new products to the market, shaping the way businesses operate and compete on a global scale. We believe these companies will benefit from global demand; our large position in this sector has aided performance. It's important to note, however, that many companies in this sector are start-ups, with little cash flow and low credit ratings or none at all, which forces us to be extremely selective in our purchases. We pay close attention not only to the size of the issues we buy, but also to the number of brokers who back the issue and can provide support in down markets. Although this may seem like a volatile area to invest, we believe the rewards will be there. Some of these companies remind us of the early days of the high yield market when investors were funding start-up companies such as MCI. Now we're investing in NextLink (1.6 percent of total net assets) and other Internet and long distance companies. We believe they will shape the way companies operate in the future, as MCI did a decade or so ago.

Q: WHERE DO YOU PLAN TO FOCUS YOUR INVESTMENTS GOING FORWARD?

A: We've increased our trading in the secondary market, where bonds are bought and sold subsequent to original issuance. We find that when it is hard to find suitable investments in the primary market, the secondary market is a good place to look for undiscovered opportunities. We're looking for companies that are improving their cash flows and revenues. We still favor consolidating sectors, including telecommunications, defense and outsourcing of auto parts, and we have a strong position in each of those industries. We believe the lowest quality issues will be the best performers so we've concentrated our investments there. We have also increased our zero coupon holdings. The recent Treasury outperformance positions the zero coupon portion of the high yield market to potentially be one of the best performing segments. If the stock market declines, we plan to decrease our zero coupon holdings, perhaps by trading into coupon holdings of the same issuer.

Q: WHAT'S YOUR OUTLOOK?

A: If the stock market continues to hit new highs, the high yield market should benefit. We believe the strong economy should carry us through at

Q&A CONTINUED
--------------------------------------------------------------------------------

least another quarter before we see any material effects from the Asian crisis. However, we are concerned that continuing fallout from Asia will have some longer-term effect on the markets in coming quarters. When and if this happens, we believe it will translate into lower valuations for most high yield bonds and we will invest with caution.

* Source: Chase Bank.
+ Source: Merrill Lynch

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data subject to change. Holdings are disclosed as a percentage of SR&F High Yield Portfolio's total net assets. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds that differs from the composition of any Stein Roe fund; it is not available for direct investment. The Adviser currently limits expenses to 1.00 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent this limit, the Fund's total return would have been less. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's high yield bond fund peer group for the one-year period ended June 30, 1998 was 11.14 percent.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Foreign investments involve market, political and currency risks not associated with other investments.

Fund Highlights
--------------------------------------------------------------------------------
                              SR&F Income Portfolio

                            SECURITIES TYPE BREAKDOWN

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1998      JUNE 30, 1997
--------------------------------------------------------------------------------

Financial                                          28.1%               29.8%
Industrial                                         11.5                10.1
Consumer Cyclical                                  10.7                 7.3
Consumer Non-cyclical                               9.3                14.6
Media/Communciations                                9.2                10.8
Foreign Sovereign                                   9.1                11.3
Utilities                                           8.6                 7.0
Energy                                              5.9                 5.2
U.S. Treasuries                                     4.4                 1.6
Technology                                          3.2                 2.3
--------------------------------------------------------------------------------
Total                                             100.0%              100.0%


--------------------------------------------------------------------------------
                                    MATURITY
                     As of June 30, 1998              As of June 30, 1997
LESS THAN 1 YEAR            2.6%                             3.7%
1-5 YEARS                   25.7%                            21.1%
5-10 YEARS                  57.1%                            59.3%
10-20 YEARS                 6.7%                             10.8%
GREATER THAN 20 YEARS       7.9%                             5.1%



--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
As of June 30, 1998
Treasury/AAA/Agency (4.5%)
AA (4.6%)
A (23.1%)
BBB (33.9%)
BB (20.4%)
B (10.2%)
CCC and Below/Not Rated (3.3%)

As of June 30, 1997
Treasury/AAA/Agency (5.4%)
AA (6.3%)
A (22.8%)
BBB (35.5%)
BB (19.8%)
B (9.6%)
CCC and Below/Not Rated (0.6%)

Fund Highlights
--------------------------------------------------------------------------------
                            SR&F High Yield Portfolio

                            SECURITIES TYPE BREAKDOWN

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1998      JUNE 30, 1997
--------------------------------------------------------------------------------

Consumer Non-cyclical                              21.6%               23.3%
Media/Communications                               20.3                 9.8
Industrial                                         18.0                26.0
Consumer Cyclical                                  14.6                11.2
Technology                                         11.7                 7.3
Utilities                                           8.9                 3.6
Financial                                           3.4                 6.5
Energy                                              1.5                 9.6
Foreign Sovereign                                  --                   2.7
--------------------------------------------------------------------------------
Total                                             100.0%              100.0%


--------------------------------------------------------------------------------
                                    MATURITY
                     As of June 30, 1998              As of June 30, 1997
LESS THAN 1 YEAR            2.7%                             4.5%
1-5 YEARS                   1.1%                             11.2%
5-10 YEARS                  88.4%                            75.5%
10-15 YEARS                 7.8%                             8.8%



--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY

As of June 30, 1998
BB (10.5%)
B (70.4%)
CCC and Below/Not Rated (19.1%)

As of June 30, 1997
AAA/AGENCY (3.2%)
BBB (1.3%)
BB (25.0%)
B (64.1%)
CCC AND BELOW/NOT RATED (6.4%)

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)

                                                         Principal        Market
LONG-TERM OBLIGATIONS (94.4%)                               Amount         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (4.6%)
U.S. Treasury Notes
   7.250% 5/15/04....................................      $ 2,500       $ 2,712
   5.625% 5/15/08....................................        3,750         3,801
U.S. Treasury Bonds
   7.500% 11/15/16...................................        1,850         2,220
   6.125% 11/15/27...................................       10,650        11,415
                                                                        --------
                                                                          20,148
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (6.0%)
FHLMC Gold
   12.000% 7/1/20....................................        2,589         2,971
FHLMC Remic Trust
   9.500% 4/15/19 Series 11 Class C..................          134           137
FNMA
   8.500% 4/1/01.....................................            1             1
   8.500% 5/1/03.....................................            8             8
   8.500% 9/1/03.....................................           63            65
   8.500% 11/1/03....................................          106           109
   6.000% 4/1/09.....................................       10,282        10,177
   11.250% 11/1/13 (FHA/VA guaranteed)...............          112           127
   6.000% 1/1/24.....................................          800           781
   6.000% 3/1/24.....................................        2,327         2,273
FNMA Remic Trusts
   7/25/98 Series 1991-91 Class SA-IO................        1,331            17
   9.250% 3/25/18 Series 1988-4 Class Z..............        2,747         2,920
GNMA
   8.000% 1/15/08....................................          379           394
   8.000% 2/15/08....................................          262           272
   8.000% 4/15/08....................................          323           335
   8.000% 5/15/08....................................          335           348
   8.000% 6/15/08....................................        2,011         2,088
   8.000% 7/15/08....................................          394           409
   9.000% 6/15/16....................................          107           116
   9.000% 8/15/16....................................           66            72
   9.000% 10/15/16...................................          146           158
   7.125% 7/20/25 ARM (Floating Rate)................        2,782         2,836
                                                                        --------
                                                                          26,614
AIRLINES (0.8%)
United Airlines Series 1991-A1 9.200% 3/22/08........        3,060         3,501

ASSET-BACKED OBLIGATIONS (3.3%)
ALPS Pass-Through Trust
   Series 1994-1 Class C 9.350% 9/15/04..............        3,482         3,717
Contimortgage Home Equity Loan Trust
   7.420% 3/15/28 Series 1997-1 Class M1.............          750           763
   7.670% 3/15/28 Series 1997-1 Class M2.............        2,875         2,927
First Boston Mortgage Securities Series 1993-H1 Class A-IO
   (Effective Yield 12.820%) 9/28/13.................       14,275           558
Greentree Home Improvement Loan Pass-ThroughTrust
   Series 1994-A Class A 7.050% 3/15/14..............        1,460         1,486
IMC Home Equity Loan Trust Series 1997-3 Class M2
   7.550% 8/20/28....................................        5,000         5,116
                                                                        --------
                                                                          14,567

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------

CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
AUTOMOTIVE (1.6%)
Chrysler 7.450% 3/1/27...............................      $ 1,750       $ 1,952
Federal-Mogul 7.500% 7/1/04..........................        5,000         5,007
                                                                        --------
                                                                           6,959
BANKING (8.1%)
Bank One Texas 6.250% 2/15/08........................        5,000         4,988
BankBoston 6.375 4/15/08.............................       13,000        13,029
Deutsche Ausgleichsbank Series E Medium-Term Note
   7.000% 9/24/01....................................        4,000         4,146
First Federal of Michigan
   Zero Coupon (Yield to Maturity 7.343%) 2/26/05....        6,500         4,426
Merita Bank 7.150% 12/29/49..........................        4,500         4,580
Riggs Capital Trust 8.625% 12/31/26 (a)..............        4,000         4,315
                                                                        --------
                                                                          35,484
BUILDING & CONSTRUCTION (2.6%)
Hanson Overseas (Yankee Issue) 7.375% 1/15/03........        6,000         6,297
Kaufman & Broad Home 7.750% 10/15/04.................        2,000         1,985
PYCSA Panama 10.280% 12/15/12 (a)....................        3,250         3,118
                                                                        --------
                                                                          11,400
CABLE & MEDIA (4.9%)
Groupe Videotron (Yankee Issue) 10.625% 2/15/05......        3,000         3,315
News America Holdings 8.625% 2/1/03..................        7,500         8,170
Paramount Communications 7.500% 1/15/02..............        3,000         3,113
Rogers Cablesystems (Yankee Issue) 9.625% 8/1/02.....        3,000         3,195
Viacom International 10.250% 9/15/01.................        3,500         3,876
                                                                        --------
                                                                          21,669
CHEMICALS (1.4%)
BOC Group 5.875% 1/29/01.............................        6,100         6,084

ELECTRONICS (2.0%)
Pan Pacific Industrial Investment (Yankee Issue)
   Zero Coupon (Yield to Maturity 8.834%) 4/28/07 (a)       10,000         3,536
Sony 6.125% 3/4/03...................................        5,000         5,026
                                                                        --------
                                                                           8,562
FOOD & BEVERAGE (0.1%)
NBTY Series B 8.625% 9/15/07.........................          625           634

FINANCIAL (10.1%)
Amvescap 6.600% 5/15/05 (a)..........................        7,500         7,576
Banctec 7.500% 6/1/08 (a)............................        4,000         4,066
Bistro Trust 9.500% 12/31/02 (a).....................        3,000         3,026
Cigna CBO Series 1996-1 Class A-2 6.460%11/15/08 (a).        5,000         5,456
GMAC Series E Medium-Term Note 6.750% 7/10/02........        9,000         9,157
Halifax Series E Medium-Term Note 6.000% 2/26/08.....        2,000         1,985
Health Care Properties 6.875% 6/8/05.................        5,000         5,003
Merrill Lynch 6.550% 8/1/04..........................        6,000         6,143
Salomon (Traveler's Group ) 6.750% 1/15/06...........        2,000         2,048
                                                                        --------
                                                                          44,460
FOREIGN SOVEREIGN REGIONAL BONDS (3.7%)
Corporacion Andina de Fomento (Yankee Issue)
   7.375% 7/21/00....................................        6,000         6,078
Financiera Energetica 9.000% 11/8/99 (a).............        4,250         4,292
Republic of Slovenia 7.000% 8/6/01 (a)...............        6,000         6,143
                                                                        --------
                                                                          16,513

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------

CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
HEALTH SERVICE & EQUIPMENT (1.0%)
Tenet Healthcare 7.875% 1/15/03......................      $ 4,000       $ 4,077

HOTELS & ENTERTAINMENT (3.5%)
MGM Grand 6.950% 2/1/05..............................        5,000         4,970
Prime Hospitality 9.250% 1/15/06.....................        2,500         2,650
Rank Group Finance (Yankee Issue) 6.750% 11/30/04....        7,900         8,021
                                                                        --------
                                                                          15,641
INSURANCE (3.3%)
Prudential Insurance 7.650% 7/1/07 (a)...............        7,250         7,841
Zurich Capital Trust 8.376% 6/1/37 (a)...............        6,000         6,650
                                                                        --------
                                                                          14,491
MANUFACTURING (3.5%)
Owens-Illinois 7.850% 5/15/04........................        4,000         4,173
Tyco International Group (Yankee Issue) 6.375% 6/15/05       6,000         6,018
USX 6.850% 3/1/08....................................        5,000         5,044
                                                                        --------
                                                                          15,235
MINING (1.1%)
Freeport-McMoran Copper & Gold 7.500% 11/15/06.......        2,700         2,018
PT Alatief Freeport Financial (Yankee Issue) 9.750% 4/15/01  3,500         3,080
                                                                        --------
                                                                           5,098
MORTGAGE-BACKED SECURITIES (7.3%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22....................................        2,789         2,766
First Union-Lehman Brothers Commercial Mortgage Series 1997-C2
   Series A3 6.650% 12/18/07.........................        7,000         7,197
Kidder Peabody Acceptance Series 1994-C3 Class A2
   8.500% 4/1/07.....................................        3,500         3,934
Merrill Lynch Mortgage Investors Series 1995-C3
   Class A3 7.088% 12/26/25..........................        4,000         4,250
Merrill Lynch Trust Series 20 Class D 8.000% 12/20/18        2,441         2,490
Nomura Asset Securities Series 1996-MD5 Class A-1B
   7.120% 4/13/36....................................        3,000         3,229
Resolution Trust Series 1992-C5 Class C
   8.850% 5/25/22....................................        2,334         2,394
Structured Assets Securities
   6.525% 2/25/28 Series 1996-CFL Class C............        3,684         3,684
   Zero Coupon (Yield to Maturity 9.806%) 2/25/28
     Series 1996-CFL Class X1-IO.....................       44,174         2,340
                                                                        --------
                                                                          32,284
NATURAL GAS & OIL (5.5%)
Gulf Canada Resources (Yankee Issue) 8.250% 3/15/17..        3,000         3,363
Newfield Exploration 7.450% 10/15/07 (a).............        1,500         1,526
Northwest Pipeline 6.625% 12/1/07....................        6,000         6,196
PDVSA Finance Series 1998-1D 7.400% 8/15/16 (a)......        2,500         2,497
Vastar Resources 6.000% 4/20/00......................        4,000         4,002
YPF Sociedad Anonima (Yankee Issues)
   7.500% 10/26/02...................................        3,756         3,840
   7.250% 3/15/03....................................        3,000         2,916
                                                                        --------
                                                                          24,340

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------

CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.6%)
Dynex Capital 7.875% 7/15/02.........................      $ 3,250       $ 3,222
Federal Realty Investment Trust
   6.625% 12/1/05....................................        2,750         2,730
   7.480% 8/15/26....................................        3,500         3,661
Felcor Suites 7.375% 10/1/04 (a).....................        3,000         2,923
Meditrust 7.820% 9/10/26.............................        4,200         4,297
Susa Partnership 7.125% 11/1/03......................        3,250         3,336
                                                                       ---------
                                                                          20,169
RETAIL (4.1%)
Dayton Hudson 6.750% 1/1/28..........................        3,000         3,031
Tommy Hilfiger USA 6.850% 6/1/08.....................        6,750         6,738
Price/Costco 7.125% 6/15/05..........................        1,650         1,725
Rite Aid 7.625% 4/15/05..............................        6,000         6,405
                                                                       ---------
                                                                          17,899
TELECOMMUNICATIONS (5.3%)
Cable & Wireless Communications (Yankee Issue)
   6.625% 3/6/05.....................................        3,250         3,280
GTE Hawaiian Telephone Series A 7.000% 2/1/06........        5,500         5,738
PanAmSat 6.125% 1/15/05 (a)..........................        9,000         8,887
WorldCom 9.375% 1/15/04..............................        5,000         5,251
                                                                       ---------
                                                                          23,156
TRANSPORTATION (0.7%)
Federal Express Pass-Through Certificates
   Series A1 7.530% 9/23/06..........................        3,150         3,315

UTILITIES (5.3%)
National Power 7.125% 7/11/01........................        5,000         5,147
National Rural Utilities
   6.000% 1/15/04....................................       11,500        11,456
   6.375% 10/15/04...................................        2,500         2,535
Oglethorpe Power 6.974% 6/30/11......................        4,000         4,112
                                                                       ---------
                                                                          23,250
                                                                       ---------
TOTAL LONG-TERM OBLIGATIONS
   (Cost $408,225)...................................                    415,550
--------------------------------------------------------------------------------
                                                         Number of
EQUITY-RELATED SECURITIES (0.9%)                            Shares
--------------------------------------------------------------------------------
PREFERRED STOCK (0.9%)
FINANCIAL (0.9%)
Pinto Totta International Finance $7.770 (gtd. by Banco
   Tinto Mayor) (a) (Cost $4,014)....................        4,000         4,161
--------------------------------------------------------------------------------

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------

CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION (4.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (4.2%)
Associates Corp. of North America 6.250% 7/1/98
   (Amortized cost $18,445)..........................      $18,445      $ 18,445
                                                                       ---------
TOTAL INVESTMENTS (99.5%)
   (Cost $430,684) (b)...............................                    438,156
OTHER ASSETS, LESS LIABILITIES (0.5%)................                      2,009
                                                                       ---------
TOTAL NET ASSETS (100.0%)............................                   $440,165
                                                                       =========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1998, the aggregate value of the Portfolio's private placement securities was $76,013 (aggregate cost $75,438) which represented 17.3 percent of net assets.
(b)At June 30, 1998, the cost of investments for federal income tax purposes was $430,758. Net unrealized appreciation was $7,398 consisting of gross unrealized appreciation of $9,914 and gross unrealized depreciation of $2,516.
(c)The following futures contracts were open at June 30, 1998:

                                NUMBER OF     CONTRACT               UNREALIZED
      TYPE          POSITION    CONTRACTS      VALUE     EXPIRATION     LOSS
   -----------     ----------   ----------   ----------  ----------  ----------

   10 YR T-Note       Long          473        $53,848      9/98        $435

See accompanying Notes to Financial Statements.

SR&F Income Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)

                                                         Principal        Market
LONG-TERM OBLIGATIONS (94.3%)                               Amount         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (4.3%)
U.S. Treasury Bonds
   7.500% 11/15/16...................................      $ 1,750       $ 2,100
   6.625% 2/15/27....................................        2,500         2,825
   6.125% 11/15/27...................................        7,750         8,307
U.S. Treasury Notes
   7.250% 5/15/04....................................        2,500         2,712
   6.625% 6/30/01....................................        3,250         3,345
                                                                        --------
                                                                          19,289
AEROSPACE & MILITARY TECHNOLOGY (0.8%)
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07..        1,750         1,829
L-3 Communications Series B 10.375% 5/1/07...........        1,500         1,655
                                                                        --------
                                                                           3,484
AIRLINES (0.9%)
American Airlines Pass-Through Certificates
   Series 1991-A 9.710% 1/2/07.......................        2,798         3,244
Continental Airlines Pass-Through Certificates
   Series 1997-CI 7.420% 4/1/07......................          982         1,020
                                                                        --------
                                                                           4,264
ASSET-BACKED OBLIGATION (0.2%)
ALPS Pass-Through Trust
   Series 1994-1 Class C2 9.350% 9/15/04.............          995         1,062

AUTOMOBILES (0.4%)
General Motors 6.750% 5/1/28.........................        2,000         2,030

AUTOMOTIVE (1.7 %)
Federal-Mogul 7.500% 7/1/04..........................        5,000         5,007
Safelite AutoGlass 9.875% 12/15/06 (a)...............          850           880
Titan International 8.750% 4/1/07....................        1,500         1,549
                                                                        --------
                                                                           7,436
BANKING (7.6%)
Banco do Brasil (Cayman Islands) 8.375% 6/15/02 (a)..        2,000         1,840
Banesto Delaware 8.250% 7/28/02
   (gtd. by Banco Espanol de Credito )...............        2,000         2,138
BBV International Finance (Cayman Islands)
   (Yankee Issue) 6.875% 10/27/05....................        6,000         6,213
BCH Cayman Islands 7.700% 7/15/06
   (gtd. by Banco Central Hispanoamericano ).........        5,000         5,380
Dresdner Bank (Yankee Issue) 7.250% 9/15/15..........        3,000         3,204
Merita Bank 7.150% 12/29/49..........................        3,000         3,053
Merrill Lynch Bank & Trust (Cayman Islands)
   8.390% 8/1/01 (a).................................        3,000         3,156
St. George Funding 8.485% 12/31/49 (a)...............        2,500         2,660
Swiss Bank 7.375% 7/15/15............................        6,000         6,535
                                                                        --------
                                                                          34,179
BUILDING & CONSTRUCTION (2.4%)
Beazer Homes USA 8.875% 4/1/08 (a)...................        3,000         2,895
International Comfort Products 8.625% 5/15/08 (a)....        3,000         2,974
Kaufman & Broad Home 7.750% 10/15/04.................        2,000         1,985
PYCSA Panama 10.280% 12/15/12 (a)....................        3,250         3,118
                                                                        --------
                                                                          10,972

SR&F Income Portfolio CONTINUED
--------------------------------------------------------------------------------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
BUSINESS SERVICES (2.7%)
Iron Mountain 10.125% 10/1/06........................      $ 2,000       $ 2,165
Lamar Advertising 9.625% 12/1/06.....................        1,850         1,982
Rental Services 9.000% 5/15/08 (a)...................        2,000         1,990
Tyco International Group (Yankee Issue) 6.375% 6/15/05       6,000         6,018
                                                                        --------
                                                                          12,155
CABLE & MEDIA (8.2%)
Azteca Holdings (Yankee Issue) 11.000% 6/15/02.......        1,000         1,002
British Sky Broadcasting (Yankee Issue) 7.300% 10/15/06      2,000         2,091
Century Communications 9.750% 2/15/02................        1,850         1,979
Continental Cablevision 8.875% 9/15/05...............        3,500         4,012
Groupe Videotron (Yankee Issue) 10.625% 2/15/05......        3,000         3,315
JCAC 10.125% 6/15/06.................................        1,500         1,631
News America Holdings 8.625% 2/1/03..................        6,000         6,536
Rogers Cablesystems (Yankee Issue) 9.625% 8/1/02.....        3,000         3,195
Rogers Cantel 9.375% 6/1/08..........................        3,000         3,098
Time Warner Entertainment
   9.625% 5/1/02.....................................        3,000         3,341
   8.875% 10/1/12....................................        3,000         3,620
Viacom 7.750% 6/1/05.................................        1,000         1,063
Young Broadcasting 11.750% 11/15/04..................        1,940         2,134
                                                                        --------
                                                                          37,017
COMMUNICATIONS (2.1%)
GCI 9.750% 8/1/07....................................        1,000         1,037
Level 3 Communications 9.125% 5/1/08 (a).............        2,000         1,950
WorldCom 9.375% 1/15/04..............................        6,000         6,302
                                                                        --------
                                                                           9,289
CONTAINERS (3.1%)
BWAY Series B 10.20% 4/15/07.........................        1,900         2,043
Coca-Cola Bottling Medium-Term Note
   Series A 8.560% 2/26/02...........................        2,000         2,166
Comtel Brasileria (Yankee Issue) 10.750% 9/26/04 (a).        2,000         1,840
Consumers International 10.250% 4/1/05 (a)...........        2,500         2,700
Owens-Illinois 8.100% 5/15/07........................        4,000         4,255
Plastic Containers Series B 10.000% 12/15/06.........          850           914
                                                                        --------
                                                                          13,918
ENERGY (0.6 %)
PDVSA Finance Series 1998-1-D 7.400% 8/15/16.........        2,500         2,497

FINANCIAL (12.7%)
Amvescap 6.600% 5/15/05 (a)..........................        7,500         7,576
Banc Tec 7.500% 6/1/08 (a)...........................        4,000         4,066
Bistro Trust 1997-1000 9.500% 12/31/02 (a)...........        3,000         3,026
Credit Suisse (London) 7.900% 5/1/07 (a).............        6,000         6,372
Dynex Capital 7.875% 7/15/02.........................        2,750         2,726
Goldman Sachs Group 7.125% 3/1/03 (a)................        6,000         6,227
Lehman Brothers 6.625% 2/15/08.......................        6,000         6,056
Omega Healthcare Investors 6.950% 6/15/02............        4,000         4,009
Penncorp Financial Group 9.250% 12/15/03.............        1,500         1,534
Prudential Insurance
   7.125% 7/1/07 (a).................................        4,000         4,184
   7.650% 7/1/07 (a).................................        3,000         3,244
Rank Group Finance (Yankee Issue) 6.750% 11/30/04....        6,500         6,600
United Companies Financial 8.375% 7/1/05.............        1,500         1,489
                                                                        --------
                                                                          57,109

SR&F Income Portfolio CONTINUED
--------------------------------------------------------------------------------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE (2.5%)
NBTY Series B 8.625% 9/15/07.........................       $  625        $  634
Panamerican Beverages 7.250% 7/1/09 (a)..............        5,000         4,997
Pepsi-Gemex (Yankee Issue) Series B 9.750% 3/30/04...        1,500         1,489
Stater Brothers Holdings 11.000% 3/1/01..............        4,000         4,320
                                                                        --------
                                                                          11,440
FOREIGN SOVEREIGN REGIONAL BONDS (8.8%)
Corporacion Andina de Fomento (Yankee Issue)
   7.375% 7/21/00....................................        3,000         3,039
   7.100% 2/1/03.....................................        2,500         2,532
Export-Import Bank of Korea 6.375% 2/15/06...........        5,000         3,723
Financiera Energetica Nacional 9.375% 6/15/06........        6,000         5,894
Panama Euro 7.875% 2/13/02...........................        4,000         3,934
Republic of Colombia (Yankee Issue) 8.750% 10/6/99...        2,500         2,539
Republic of Panama 8.250% 4/22/08....................        5,000         4,886
Republic of Slovenia 7.000% 8/6/01 (a)...............        3,000         3,071
Sultan of Oman 7.125% 3/20/02 (a)....................        5,000         5,112
United Mexican States
   9.750% 2/6/01.....................................        2,000         2,078
   8.625% 3/12/08....................................        3,000         2,899
                                                                        --------
                                                                          39,707
FORESTRY & RELATED PRODUCTS (1.3%)
Celulosa Arauco y Constitucion (Yankee Issue)
   6.950% 9/15/05....................................        6,000         5,662

FUNERAL HOMES (1.4%)
Loewen Group International 8.250% 4/15/03 (a)........        5,000         5,293
Prime Succession Acquisition 10.750% 8/15/04.........        1,000         1,092
                                                                        --------
                                                                           6,385
HOSPITALS & NURSING HOMES (1.7%)
Integrated Health Services Series A 9.500% 9/15/07...        1,400         1,466
Tenet Healthcare 8.625% 12/1/03......................        2,000         2,105
Universal Health Services 8.750% 8/15/05.............        2,800         2,933
Universal Hospital Services 10.250% 3/1/08 (a).......        1,000         1,000
                                                                        --------
                                                                           7,504
HOTELS & ENTERTAINMENT (3.7%)
Choice Hotels 7.125% 5/1/08 (a)......................        1,800         1,797
Hyatt Equities Medium-Term Note 7.000% 5/15/02 (a)...        5,000         5,160
MGM Grand 6.950% 2/1/05..............................        5,000         4,970
Premier Parks 9.750% 1/15/07.........................          750           815
Prime Hospitality
   9.250% 1/15/06....................................        1,100         1,166
   9.750% 4/1/07 Series B............................        2,500         2,659
                                                                        --------
                                                                          16,567
INTERNET SERVICES (1.2%)
American Business Information 9.500% 6/15/08 (a).....        1,250         1,256
Computer Associates International 6.375% 4/15/05 (a).        4,000         3,970
                                                                        --------
                                                                           5,226
MACHINERY, METALS & FABRICATED METAL PRODUCTS (2.5%)
AGCO 8.500% 3/15/06..................................        3,000         3,121
Cincinnati Milacron 8.375% 3/15/04...................        2,000         2,119
Clark Materials Handling 10.750% 11/15/06............          850           901
USX 6.850% 3/1/08....................................        5,000         5,044
                                                                        --------
                                                                          11,185

SR&F Income Portfolio CONTINUED
--------------------------------------------------------------------------------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
MINING & AGRICULTURE (0.6%)
PT Alatief Freeport Financial (Yankee Issue)
   9.750% 4/15/01....................................      $ 3,000       $ 2,640

MORTGAGE-BACKED SECURITY (0.1%)
Resolution Trust Series 1992-C1 Class A1 8.800% 8/25/23        235           241

NATURAL GAS & OIL (4.0%)
Colorado Interstate Gas 10.000% 6/15/05..............        1,500         1,803
Newfield Exploration 7.450% 10/15/07 (a).............        1,500         1,526
Perez Companc 8.125% 7/15/07 (a).....................        1,500         1,350
Triton Energy 8.750% 4/15/02.........................        3,500         3,693
YPF Sociedad Anonima (Yankee Issue)
   7.500% 10/26/02...................................        4,700         4,806
   7.250% 03/15/03...................................        5,000         4,860
                                                                        --------
                                                                          18,038
PETROLEUM (1.5%)
Lyondell Petroleum 9.750% 9/4/03 (a).................        2,000         2,282
Petroliam Nasional Berhad (Yankee Issue)
   7.125% 8/15/05 (a)................................        5,000         4,278
                                                                       ---------
                                                                           6,560
REAL ESTATE INVESTMENT TRUSTS (4.7%)
American Health Properties 7.050% 1/15/02............        3,000         3,039
CarrAmerica Realty 7.200% 7/1/04 (a).................        3,000         3,104
Health Care Property Investors 6.500% 2/15/06........        3,500         3,440
Meditrust 7.375% 7/15/00.............................        2,000         2,024
Security Capital Pacific Trust 6.875% 2/15/08........        2,000         2,013
Susa Partnership 7.125% 11/1/03......................        3,000         3,079
Trinet Corporate Realty Trust 7.300% 5/15/01.........        4,500         4,576
                                                                       ---------
                                                                          21,275
RETAIL (1.6%)
Dayton Hudson 6.750% 1/1/28..........................        2,000         2,020
Kroger 7.650% 4/15/07................................        3,000         3,261
MTS 9.375% 5/1/05 (a)................................        2,000         1,970
                                                                       ---------
                                                                           7,251
RUBBER, PLASTICS, & RELATED MATERIALS (0.2%)
Burke Industries 10.000% 8/15/07.....................          750           763

SANITARY SERVICES (0.3%)
Allied Waste Industries
   (Yield to Maturity 5.597%) 6/1/07.................        1,600         1,172

SERVICES (1.1%)
ARA Services 10.625% 8/1/00..........................        1,600         1,704
Aramark Services 8.150% 5/1/05.......................        2,000         2,150
Dyncorp 9.500% 3/1/07................................        1,000         1,020
                                                                       ---------
                                                                           4,874
TELECOMMUNICATIONS (3.5%)
Cable & Wireless Communications (Yankee Issue)
   6.625% 3/6/07.....................................        2,750         2,775
CSC Holdings 7.875% 2/15/18..........................        3,000         3,161
GTE 6.940% 4/15/28...................................        5,000         5,043
GTE Hawaiian Telephone Series A 7.000% 2/1/06........        4,500         4,695
                                                                       ---------
                                                                          15,674
TEXTILE & APPAREL (1.5%)
Tommy Hilfiger USA 6.850% 6/1/08.....................        6,750         6,738

SR&F Income Portfolio CONTINUED
--------------------------------------------------------------------------------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
TOBACCO PRODUCTS (0.4%)
Standard Commercial Tobacco 8.875% 8/1/05 (a)........      $ 2,000       $ 1,980

TRANSPORTATION (1.2%)
Norfolk Southern 7.350% 5/15/07......................        5,000         5,362

UTILITIES (2.8%)
AES 8.375% 8/15/07...................................        2,000         2,020
Enersis (Yankee Issue) 6.900% 12/1/06................        5,000         4,670
Kentucky Power Medium-Term Note 8.900% 5/21/01.......        2,000         2,150
National Power 9.000% 7/5/02 (a).....................        1,500         1,478
Texas Utilities 9.750% 5/1/21........................        2,000         2,233
                                                                       ---------
                                                                          12,551
                                                                       ---------
TOTAL LONG-TERM OBLIGATIONS
   (Cost $418,001)...................................                    423,496
--------------------------------------------------------------------------------
                                                         Number of
PREFERRED STOCK (0.7%)                                      Shares
--------------------------------------------------------------------------------
FINANCIAL (0.7%)
Pinto Totta International Finance $7.770 (gtd. by
   Banco Pinto Totto Mayor) (a) (Cost $3,010)........        3,000         3,121
--------------------------------------------------------------------------------
                                                         Principal
SHORT-TERM OBLIGATION (2.5%)                                Amount
--------------------------------------------------------------------------------
COMMERCIAL PAPER (2.5%)
Associates Corp. of North America 6.250% 7/1/98
   (Amortized cost $11,260)..........................      $11,260        11,260
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.5%)
   (Cost $432,271) (b)...............................                    437,877
OTHER ASSETS, LESS LIABILITIES (2.5%)................                     11,265
                                                                       ---------
TOTAL NET ASSETS (100.0%)............................                   $449,142
                                                                       =========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1998, the aggregate value of the Portfolio's private placement securities was $113,443 (aggregate cost $112,468) which represented 25.3 percent of net assets.
(b)At June 30, 1998, the cost of investments for federal income tax purposes was $432,393. Net unrealized appreciation was $5,484, consisting of gross unrealized appreciation of $10,640 and gross unrealized depreciation of $5,156.

See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)

                                                         Principal        Market
LONG-TERM OBLIGATIONS (94.2%)                               Amount         Value
--------------------------------------------------------------------------------
AEROSPACE & MILITARY TECHNOLOGY (4.6%)
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07..      $ 1,000       $ 1,045
Dyncorp 9.500% 3/1/07................................          500           510
L-3 Communications Series B 10.375% 5/1/07...........          500           552
United Defense Industries 8.875% 11/15/07............        1,500         1,521
                                                                        --------
                                                                           3,628
AUTOMOTIVE (1.3%)
Hayes Wheels International Series B 9.125% 7/15/07...          500           522
Penda Series B 10.750% 3/1/04........................          500           508
                                                                        --------
                                                                           1,030
BUILDING & CONSTRUCTION (4.6%)
Beazer Homes USA 8.875% 4/1/08 (a)...................        1,000           965
International Comfort Products 8.625% 5/15/08 (a)....        1,250         1,239
PYCSA Panama 10.280% 12/15/12 (a)....................        1,500         1,439
                                                                        --------
                                                                           3,643
BUSINESS SERVICES (2.3%)
Outdoor Systems 8.875% 6/15/07.......................          750           780
Rental Service 9.000% 5/15/08 (a)....................        1,000           995
                                                                        --------
                                                                           1,775
CABLE & MEDIA (3.7%)
Frontiervision Zero Coupon (Yield to Maturity
   4.660%) 9/15/07...................................          750           593
Garden State Newspapers 8.750% 10/1/09 (a)...........        1,000         1,015
Perry-Judd 10.625% 12/15/07 (a)......................        1,000         1,040
Young Broadcasting 10.125% 2/15/05...................          250           270
                                                                        --------
                                                                           2,918
CHEMICALS (0.6%)
Huntsman 9.500% 7/1/07 (a)...........................          500           500

CONTAINERS (2.2%)
BWAY Series B 10.250% 4/15/07........................          350           376
Consumers International 10.250% 4/1/05 (a)...........          500           540
Silgan 9.000% 6/1/09.................................          750           782
                                                                        --------
                                                                           1,698
COSMETICS & PERSONAL CARE PRODUCTS (2.5%)
Chattem 8.875% 4/1/08 (a)............................        1,000           985
Revlon Consumer Products 8.625% 2/1/08...............        1,000         1,000
                                                                        --------
                                                                           1,985
ENERGY SERVICES (1.5%)
Forcenergy Series B 8.500% 2/15/07...................          500           475
Transamerican Energy Series B 11.500% 6/15/02........          750           701
                                                                        --------
                                                                           1,176
FINANCIAL (0.7%)
Penncorp Financial Group 9.250% 12/15/03.............          500           511

FOOD & BEVERAGES (3.2%)
NBTY Series B 8.625% 9/15/07.........................        1,000         1,015
Pepsi-Gemex  Series B 9.750% 3/30/04.................        1,000           993
Windy Hill Pet Food 9.750% 5/15/07...................          500           523
                                                                        --------
                                                                           2,531

SR&F High Yield Portfolio CONTINUED
--------------------------------------------------------------------------------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
HEALTH SERVICES & EQUIPMENT (4.2%)
Dynacare (Yankee Issue) 10.750% 1/15/06..............       $  500        $  529
Insight Health Services 9.625% 6/15/08 (a)...........        1,250         1,239
Leiner Health 9.625% 7/1/07..........................          500           531
Mediq Zero Coupon (Yield to Maturity 5.810%) 6/1/09 (a)      1,850         1,008
                                                                        --------
                                                                           3,307
HOSPITALS & NURSING HOME CARE (2.8%)
Integrated Health Services Series A 9.500% 9/15/07...          400           419
Tenet Healthcare 8.625% 1/15/07......................          750           774
Universal Hospital Services 10.250% 3/1/08 (a).......        1,000         1,000
                                                                        --------
                                                                           2,193
HOTELS & ENTERTAINMENT (8.7%)
Empress Entertainment 8.125% 7/1/06 (a)..............        1,500         1,500
Hard Rock Hotels 9.250% 4/1/05 (a)...................        1,500         1,541
Premier Parks
   9.250% 4/1/06.....................................          250           258
   9.750% 1/15/07....................................          250           271
   Zero Coupon (Yield to Maturity 4.939%) 4/1/08.....        1,750         1,164
Prime Hospitality Series B 9.750% 4/1/07.............        1,000         1,064
Speedway Motorsports 8.500% 8/15/07..................        1,000         1,035
                                                                        --------
                                                                           6,833
INTERNET SERVICES (6.8%)
American Business Information 9.500% 6/15/08 (a).....        1,250         1,256
Concentric Network 12.750% 12/15/07 (a)..............        1,000         1,200
ICG Services Zero Coupon (Yield to Maturity
   4.884%) 5/1/08 (a)................................        2,250         1,311
Psinet 10.000% 2/15/05...............................        1,500         1,534
                                                                        --------
                                                                           5,301
LEISURE PRODUCTS (1.0%)
Boyds Collection 9.000% 5/15/08 (a)..................          750           748

METALS - STEEL (1.2%)
Geneva Steel 9.500% 1/15/04..........................        1,000           930

PAPER (0.8%)
APP International Finance (Yankee Issue)
   10.250% 10/1/00...................................          150           132
Indah Kiat Finance 10.000% 7/1/07 (a)................          500           355
Specialty Paperboard 9.375% 10/15/06.................          150           157
                                                                        --------
                                                                             644
RESTAURANTS (0.3%)
AFC Enterprises 10.250% 5/15/07......................          250           265

RETAIL (8.3%)
Amazon.com Zero Coupon (Yield to Maturity
   4.929%) 5/1/08 (a)................................        2,000         1,215
Cole National Group 9.875% 12/31/06..................          200           216
Finlay Fine Jewelry 8.375% 5/1/08....................        1,000         1,005
Holmes Products Series B 9.875% 11/15/07.............        1,000         1,035
Marsh Supermarkets Series B 8.875% 8/1/07............        1,000         1,020
MTS 9.375% 5/1/05 (a)................................        1,500         1,477
Specialty Retailers Series B 8.500% 7/15/05..........          500           514
                                                                        --------
                                                                           6,482

SR&F High Yield Portfolio CONTINUED
--------------------------------------------------------------------------------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
RUBBER, PLASTIC & RELATED MATERIALS (2.7%)
Burke Industries 10.000% 8/15/07.....................       $  250        $  254
Key Plastics Series B 10.250% 3/15/07................          500           519
Plastic Containers Series B 10.000% 12/15/06.........          350           376
Tekni-Plex 9.250% 3/1/08 (a).........................        1,000         1,000
                                                                        --------
                                                                           2,149
SANITARY SERVICES (0.8%)
Allied Waste Industries Zero Coupon (Yield to
Maturity 5.597%) 6/1/07..............................          900           659

TELECOMMUNICATIONS (16.0%)
American Mobile 12.250% 4/1/08 (a)...................        1,250         1,175
Focal Communications Zero Coupon
   (Yield to Maturity 5.967%) 2/15/08 (a)............        2,500         1,506
GlobalStar Telecommunications 10.750% 11/1/04........        1,000           955
Level 3 Communications 9.125% 5/1/08 (a).............        1,000           975
Metronet Communications
   12.000% 8/15/07...................................        1,000         1,125
   Zero Coupon (Yield to Maturity 5.307%) 11/1/07....        1,000           660
MGC Communications Series B 13.000% 10/1/04..........        1,000           960
Nextlink Communications 9.625% 10/1/07...............        1,250         1,275
Optel 11.500% 7/1/08 (a).............................        1,200         1,203
RCN 10.000% 10/15/07.................................        1,000         1,028
Viatel
   11.250% 4/15/08 (a)...............................        1,000         1,050
   Zero Coupon (Yield to Maturity 5.282%) 4/15/08 (a)        1,000           610
                                                                        --------
                                                                          12,522
TELEPHONE (6.5%)
Allegiance Telecom Zero Coupon
   (Yield to Maturity 5.870%) 2/15/08 (a)............        1,500           739
BTI Telecom 10.500% 9/15/07..........................        1,000           980
Comtel Brasileria (Yankee Issue) 10.750% 9/26/04 (a).          250           230
Esprit Telecom Group 11.500% 12/15/07................        1,000         1,029
IDT 8.750% 2/15/06 (a)...............................        1,000           960
Knology Holdings Zero Coupon
   (Yield to Maturity 5.840%) 10/15/07...............        2,000         1,160
                                                                        --------
                                                                           5,098
TEXTILE & APPAREL (1.7%)
Pillowtex Series B 9.000% 12/15/07...................          750           771
Polysindo International Finance 9.375% 7/30/07 (b)...        1,000           330
William Carter Series A 10.375% 12/1/06..............          200           213
                                                                        --------
                                                                           1,314
TRANSPORTATION & TRANSPORTATION EQUIPMENT (4.5%)
Coach USA Series B 9.375% 7/1/07.....................          500           525
Greyhound Lines Series B 11.500% 4/15/07.............          500           554
Holt Group 9.750% 1/15/06 (a)........................        1,000           980
MTL 10.000% 6/15/06 (a)..............................        1,000           990
Titan International 8.750% 4/1/07....................          500           516
                                                                        --------
                                                                           3,565
UTILITIES (0.7%)
Calenergy Company 9.500% 9/15/06.....................          500           539
                                                                        --------
TOTAL LONG-TERM OBLIGATIONS
   (Cost $73,734)....................................                    73,944
--------------------------------------------------------------------------------

SR&F High Yield Portfolio CONTINUED
--------------------------------------------------------------------------------

                                                            Number        Market
PREFERRED STOCK (0.7%)                                    of Units         Value
--------------------------------------------------------------------------------
TELEPHONE (0.7%)
21st Century Telecom Group 13.75%
   (Cost $500) ......................................          500         $ 545
--------------------------------------------------------------------------------
                                                            Number
WARRANTS (0.2%)                                        of Warrants
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Metronet Communications Warrants (a).................        1,000            48
MGC Communications Warrants (a)......................        1,000            60
                                                                        --------
                                                                             108
TELEPHONE (0.1%)
Knology Holdings Warrants (a)........................        2,000            10
                                                                        --------

TOTAL WARRANTS
   (Cost $- )........................................                        118
--------------------------------------------------------------------------------
                                                         Principal
SHORT-TERM OBLIGATION (2.6%)                                Amount
--------------------------------------------------------------------------------
COMMERCIAL PAPER
Associates Corp. of North America 6.338% 7/1/98
   (Amortized cost $2,085)...........................      $ 2,085         2,085
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%)
   (Cost $76,319) (c)................................                     76,692
OTHER ASSETS, LESS LIABILITIES (2.3%)................                      1,795
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                    $78,487
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1998, the aggregate value of the Portfolio's private placement securities was $34,649 (aggregate cost $34,738), which represented 44.1 percent of net assets.
(b)Issuer is in default of certain debt convenants. Income is not being accrued.
(c)At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $373, consisting of gross unrealized appreciation of $1,995 and gross unrealized depreciation of $1,622.

See accompanying Notes to Financial Statements.



Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------------------------
June 30, 1998
(All amounts in thousands, except per-share data)


                                                                      INTERMEDIATE                            HIGH
                                                                              BOND          INCOME           YIELD
                                                                              FUND            FUND            FUND
                                                                       -----------     -----------     -----------
ASSETS
Investment in Portfolio, at value.................................        $438,041        $449,041         $41,567
Receivable for fund shares sold...................................             474             490              15
Cash..............................................................              25              18              25
Other assets......................................................              52              52               5
                                                                         ---------       ---------        --------
   Total assets...................................................         438,592         449,601          41,612
                                                                         ---------       ---------        --------

LIABILITIES
Dividends payable.................................................             624             658              69
Payable for fund shares redeemed..................................             350             392               5
Payable to investment adviser and transfer agent..................             113             109              44
Other liabilities.................................................              49              39              23
                                                                         ---------       ---------        --------
   Total liabilities..............................................           1,136           1,198             141
                                                                         ---------       ---------        --------
   Net assets.....................................................        $437,456        $448,403         $41,471
                                                                          ========        ========         =======

ANALYSIS OF NET ASSETS
Paid-in capital...................................................        $438,396        $443,648         $40,179
Net unrealized appreciation on investments........................           7,028           5,605             136
Accumulated net realized gains (losses) on investments............          (7,968)           (850)          1,156
                                                                         ---------       ---------        --------
   Net assets.....................................................        $437,456        $448,403         $41,471
                                                                          ========        ========         =======
Shares outstanding (unlimited number authorized)..................          48,755          44,703           3,772
                                                                          ========        ========         =======
Net asset value per share.........................................        $   8.97         $ 10.03         $ 11.00
                                                                          ========        ========         =======

See accompanying Notes to Financial Statements.





Statements of Operations
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended June 30, 1998
(All amounts in thousands)


                                                                           INTERMEDIATE                           HIGH
                                                                                   BOND          INCOME           YIELD
                                                                                   FUND            FUND            FUND
                                                                            -----------     -----------     -----------
INVESTMENT INCOME
Interest income..........................................................       $16,163         $18,648            $ --
Interest income allocated from Portfolio.................................        12,164          13,884           2,634
                                                                               --------        --------         -------
   Total investment income...............................................        28,327          32,532           2,634
                                                                               --------        --------         -------

EXPENSES
Management fees..........................................................           778           1,169              --
Expenses allocated from Portfolio........................................           662             919             197
Administrative fees......................................................           587             552              45
Transfer agent fees......................................................           548             591              42
Printing and postage.....................................................            96              87              11
SEC and state registration fees..........................................            56              57              27
Audit and legal fees.....................................................            24              24              11
Accounting fees..........................................................            33              34              25
Trustees' fees...........................................................            20              20              11
Other....................................................................            25              33              27
                                                                               --------        --------         -------
   Total expenses........................................................         2,829           3,486             396
Reimbursement of expenses by investment adviser..........................            --              --             (96)
                                                                               --------        --------         -------
   Net expenses..........................................................         2,829           3,486             300
                                                                               --------        --------         -------
   Net investment income ................................................        25,498          29,046           2,334
                                                                               --------        --------         -------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments and futures transactions
   allocated from Portfolio..............................................         1,057           3,128            1,361
Net realized gains on investments........................................         5,434           2,420              --
Net realized gains on futures transactions...............................            39              --              --
Net change in unrealized appreciation or depreciation on investments.....         2,808              67            (131)
                                                                               --------        --------         -------
   Net gains on investments..............................................         9,338           5,615           1,230
                                                                               --------        --------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................       $34,836         $34,661          $3,564
                                                                             ==========      ==========        =========

See accompanying Notes to Financial Statements.





Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------

For the Periods Ended June 30, 1998 and 1997
(All amounts in thousands)

                                                                   INTERMEDIATE                INCOME                HIGH YIELD
                                                                     BOND FUND                  FUND                     FUND
                                                                 1998         1997        1998         1997        1998      1997(A)
                                                            ---------    ---------   ---------    ---------    --------   ---------
OPERATIONS
Net investment income.....................................   $ 25,498     $ 21,703    $ 29,046     $ 24,511     $ 2,334      $  504
Net realized gains (losses) on investments................      6,530       (1,179)      5,548         (196)      1,361         219
Net change in unrealized appreciation or
   depreciation on investments............................      2,808        7,114          67        9,039        (131)        267

                                                            ---------    ---------   ---------    ---------    --------    --------
   Net increase in net assets resulting from operations...     34,836       27,638      34,661       33,354       3,564         990
                                                            ---------    ---------   ---------    ---------    --------    --------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income..................    (25,498)     (22,030)    (29,046)     (24,589)     (2,334)       (504)
Distributions from net capital gains......................         --           --          --           --        (424)         --
                                                            ---------    ---------   ---------    ---------    --------   --------
   Total distributions to shareholders....................    (25,498)     (22,030)    (29,046)     (24,589)     (2,758)       (504)
                                                            ---------    ---------   ---------    ---------    --------    --------

SHARE TRANSACTIONS
Subscriptions to fund shares..............................    177,002      119,668     151,635      131,567      39,280      14,080
Value of distributions reinvested.........................     18,599       16,336      21,636       17,736       1,347         428
Redemptions of fund shares................................    (96,267)    (110,940)   (105,755)     (92,360)    (13,444)     (1,512)
                                                            ---------    ---------   ---------    ---------    --------   --------
   Net increase from share transactions...................     99,334       25,064      67,516       56,943      27,183      12,996
                                                            ---------    ---------   ---------    ---------    --------    --------
   Net increase in net assets.............................    108,672       30,672      73,131       65,708      27,989      13,482

TOTAL NET ASSETS
Beginning of period.......................................    328,784      298,112     375,272      309,564      13,482         --
                                                            ---------    ---------   ---------    ---------    --------    --------
End of period.............................................   $437,456     $328,784    $448,403     $375,272     $41,471     $13,482
                                                            =========    =========   =========    =========    ========    ========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares..............................     19,854       13,802      15,110       13,490       3,593       1,392
Issued in reinvestment of distributions...................      2,083        1,884       2,154        1,817         124          34
Redemptions of fund shares................................    (10,792)     (12,805)    (10,526)      (9,471)     (1,224)       (147)
                                                            ---------    ---------   ---------    ---------    --------    --------
   Net increase in fund shares............................     11,145        2,881       6,738        5,836       2,493       1,279
Shares outstanding at beginning of period.................     37,610       34,729      37,965       32,129       1,279          --
                                                            ---------    ---------   ---------    ---------    --------    --------
Shares outstanding at end of period.......................     48,755       37,610      44,703       37,965       3,772       1,279
                                                            =========    =========   =========    =========    ========    ========

(a) From commencement of operations on November 1, 1996.

See accompanying Notes to Financial Statements.



Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------------------------
June 30, 1998
(All amounts in thousands)


                                                                                SR&F
                                                                        INTERMEDIATE            SR&F            SR&F
                                                                                BOND          INCOME      HIGH YIELD
                                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                         -----------     -----------     -----------
ASSETS
Investments, at market value (cost of $430,684, $432,271
   and $76,319, respectively).......................................       $438,156        $437,877         $76,692
Accrued interest receivable.........................................           8,063           8,539           1,405
Receivable for investments sold.....................................           2,501           6,266           5,691
Cash................................................................              --               2           1,098
Other assets........................................................              29              --              --
                                                                           ---------       ---------        --------
   Total assets.....................................................         448,749         452,684          84,886
                                                                           ---------       ---------        --------

LIABILITIES
Cash overdraft......................................................           8,345              --              --
Payable for investments purchased...................................              --           3,347           6,350
Payable to investment adviser.......................................             137             192              37
Variation margin payable on futures.................................              89              --              --
Other liabilities...................................................              13               3              12
                                                                           ---------       ---------        --------
   Total liabilities................................................           8,584           3,542           6,399
                                                                           ---------       ---------        --------
   Net assets applicable to investors' beneficial interest..........        $440,165        $449,142         $78,487
                                                                            ========        ========         =======

See accompanying Notes to Financial Statements.





Statements of Operations
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended June 30, 1998
(All amounts in thousands)


                                                                                        SR&F
                                                                                INTERMEDIATE            SR&F            SR&F
                                                                                        BOND          INCOME      HIGH YIELD
                                                                               PORTFOLIO (A)   PORTFOLIO (A)       PORTFOLIO
                                                                                 -----------     -----------     -----------
INVESTMENT INCOME
Interest income............................................................          $12,185         $13,887          $5,401
                                                                                    --------        --------         -------

EXPENSES
Management fees............................................................              596             862             307
Audit and legal............................................................               16              16              18
Accounting fees............................................................               14              14              25
Trustees' fees.............................................................                9               9              15
Other......................................................................               28              18              36
                                                                                    --------        --------         -------
   Total expenses..........................................................              663             919             401
                                                                                    --------        --------         -------
   Net investment income...................................................           11,522          12,968           5,000
                                                                                    --------        --------         -------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments..........................................              976           3,126           3,084
Net realized gains on futures transactions.................................               77              --              --
Net change in unrealized appreciation or depreciation on investments.......             (623)         (5,089)           (176)
                                                                                    --------        --------         -------
   Net gains (losses) on investments.......................................              430          (1,963)          2,908
                                                                                    --------        --------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................          $11,952         $11,005          $7,908
                                                                                  ==========      ==========        =========

(a) From commencement of operations on February 2, 1998.

See accompanying Notes to Financial Statements.





Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------

For the Periods Ended June 30, 1998 and 1997
(All amounts in thousands)

                                                                                  SR&F         SR&F
                                                                          INTERMEDIATE       INCOME              SR&F HIGH
                                                                        BOND PORTFOLIO    PORTFOLIO           YIELD PORTFOLIO
                                                                              1998 (A)     1998 (A)            1998     1997 (B)
                                                                             ---------    ---------       ---------    ---------
OPERATIONS
Net investment income..................................................       $ 11,522     $ 12,968         $ 5,000       $  874
Net realized gains on investments......................................          1,053        3,126           3,084          336
Net change in unrealized appreciation or depreciation on investments...           (623)      (5,089)           (176)         549
                                                                             ---------    ---------        --------     --------
   Net increase in net assets resulting from operations................         11,952       11,005           7,908        1,759
                                                                             ---------    ---------        --------     --------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions..........................................................        461,444      456,478          40,432       38,807
Withdrawals............................................................        (33,231)     (18,341)         (9,126)      (1,293)
                                                                             ---------    ---------        --------    --------
   Net increase from transactions in investors' beneficial interest....        428,213      438,137          31,306       37,514
                                                                             ---------    ---------        --------     --------
   Net increase in net assets..........................................        440,165      449,142          39,214       39,273

TOTAL NET ASSETS
Beginning of period....................................................             --           --          39,273          --
                                                                             ---------    ---------        --------     --------
End of period..........................................................       $440,165     $449,142         $78,487      $39,273
                                                                             =========    =========        ========     ========

(a)From commencement of operations on February 2, 1998.
(b) From commencement of operations on November 1, 1996.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

NOTE 1. ORGANIZATION
Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund are series of Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Intermediate Bond Fund, Income Fund and High Yield Fund invest substantially all of their assets in SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High Yield Portfolio commenced operations on November 1, 1996, in conjunction with High Yield Fund. SR&F Intermediate Bond Portfolio and SR&F Income Portfolio commenced operations on February 2, 1998. At commencement, Intermediate Bond Fund and Income Fund contributed $427,315 and $432,720 in securities and other assets to SR&F Intermediate Bond Portfolio and SR&F Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. At February 4, 1998, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor Income Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At June 30, 1998, Intermediate Bond Fund and Advisor Intermediate Bond Fund owned 99.5 percent and 0.5 percent, respectively, of SR&F Intermediate Bond Portfolio; Income Fund and Advisor Income Fund owned 99.9 percent and 0.1 percent, respectively, of SR&F Income Portfolio; and High Yield Fund, Stein Roe Institutional High Yield Fund and Stein Roe Institutional Client High Yield Fund owned 53.0 percent, 2.1 percent and 44.9 percent, respectively, of SR&F High Yield Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Notes to Financial Statements CONTINUED
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Funds or Portfolios had when-issued or delayed delivery purchase commitments as of June 30, 1998.

SECURITY VALUATIONS
All securities are valued as of June 30, 1998. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

FUTURES CONTRACTS
During the year ended June 30, 1998, Intermediate Bond Fund and SR&F Intermediate Bond Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolios seek to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
   Upon entering into a futures contract, the Fund or Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund or Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund or Portfolio recognizes a realized gain or loss when the contract is closed or expires. See SR&F Intermediate Bond Portfolio's portfolio of

Notes to Financial Statements CONTINUED
--------------------------------------------------------------------------------

investments for a summary of open futures contracts at June 30, 1998. No other Funds or Portfolios entered into any futures contracts during the period.

FEDERAL INCOME TAXES
No provision is made for federal income taxes, since (a) the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on respective percentages of ownership.
   The Funds intend to utilize provisions of the federal income tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.
   At June 30, 1998, the Funds had capital loss carryforwards as follows:

                              YEAR OF
FUND               AMOUNT   EXPIRATION
Intermediate
 Bond Fund         $7,831  2003-2005
Income Fund           706       2002

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.


NOTE 3. PORTFOLIO COMPOSITION
Intermediate Bond Portfolio invests primarily in marketable debt securities with an expected average life between three and 10 years. Income Portfolio invests principally in medium-quality debt securities. High Yield Portfolio invests primarily in high yield, high-risk medium- and lower- quality debt securities.
   See each Portfolio's schedule of investments for information regarding individual securities as well as industry diversification. See each Portfolio's Fund Highlights for unaudited information regarding portfolio quality and average maturity.

Notes to Financial Statements CONTINUED
--------------------------------------------------------------------------------


NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
   The management fee for Intermediate Bond Portfolio is computed at an annual rate of .35 of 1 percent of the average daily net assets. The management fee for Income Portfolio is .50 of 1 percent of the first $100 million of average daily net assets and .475 of 1 percent thereafter. The management fee for High Yield Portfolio is .50 of 1 percent of the first $500 million of average daily net assets and .475 of 1 percent thereafter.
   The administrative fee for Intermediate Bond Fund is computed at an annual rate of .15 of 1 percent of average daily net assets. The administrative fee for Income Fund is .15 of 1 percent of the first $100 million of average daily net assets and .125 of 1 percent thereafter. The administrative fee for the High Yield Fund is .15 of 1 percent of the first $500 million of average daily net assets and .125 of 1 percent thereafter.
   The Adviser also provides fund accounting services.
   The Adviser has agreed to reimburse High Yield Fund for expenses in excess of
1.00 percent of average annual net assets. This commitment expires on October 31, 1998, subject to earlier termination by the Adviser on 30 days' notice. Prior to November 1, 1996, the Adviser agreed to reimburse Intermediate Bond Fund and Income Fund to the extent that expenses incurred exceeded .70 percent and .82 percent of average annual net assets, respectively.
   Transfer agent fees are paid to SteinRoe Services, Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc. also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as a subtransfer agent for the Funds.
   Certain officers and trustees of the Trusts are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trusts.

Notes to Financial Statements CONTINUED
--------------------------------------------------------------------------------


NOTE 5. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the period ended June 30, 1998.


NOTE 6. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales of securities or maturities, other than short-term obligations, for the period ended
June 30, 1998, were:

                                                        Purchases          Sales
                                                        ---------      ---------
Intermediate Bond Fund.................................  $576,836       $486,822
Income Fund............................................   286,917        231,945
SR&F Intermediate Bond Portfolio.......................   364,428        346,687
SR&F Income Portfolio..................................   340,281        326,027
SR&F High Yield Portfolio..............................   282,664        249,280


Financial Highlights
--------------------------------------------------------------------------------

Intermediate Bond Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                      YEARS ENDED JUNE 30,
                                               1998     1997     1996     1995     1994
                                             -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.....      $ 8.74   $ 8.58   $ 8.67   $ 8.44   $ 9.26
                                             -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.................        0.58      .60      .59      .58      .56
   Net realized and unrealized gains (losses)
      on investments.....................        0.23      .17     (.10)     .23     (.59)
                                             -------- -------- -------- -------- --------
      Total from investment operations...        0.81      .77      .49      .81     (.03)
                                             -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income.................       (0.58)    (.61)    (.58)    (.58)    (.56)
   Net realized gains....................         --         --       --       --    (.08)
   In excess of realized gains ..........         --       --       --       --      (.15)
                                             -------- -------- -------- -------- --------
      Total distributions................       (0.58)    (.61)    (.58)    (.58)    (.79)
                                             -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD...........      $ 8.97   $ 8.74   $ 8.58   $ 8.67   $ 8.44
                                             ======== ======== ======== ======== =========
Ratio of net expenses to average net
   assets (a)............................       0.72%    0.73%    0.70%    0.70%    0.70%
Ratio of net investment income to average
   net assets (b)........................       6.51%   6.97%    6.79%    6.94%    6.20%
Portfolio turnover.......................     138%(c)    210%     202%     162%     206%
Total return (b).........................      9.51%    9.31%    5.76%   10.11%   (0.47%)
Net assets, end of period (000's)........   $437,456 $328,784 $298,112 $301,733 $302,507

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.75, 0.75 and 0.71 percent for the years ended June 30, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to the Adviser's expense limitation undertaking.
(c)Prior to commencement of operations of the Portfolio.


Financial Highlights CONTINUED
--------------------------------------------------------------------------------

Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                          YEARS ENDED JUNE 30,
                                                   1998     1997     1996     1995     1994
                                              -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $ 9.88   $ 9.63   $ 9.79   $ 9.36  $ 10.10
                                              -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income...................       0.69      .70      .71      .71      .69
   Net realized and unrealized gains (losses)
      on investments.......................       0.15      .25     (.16)     .43     (.74)
                                              -------- -------- -------- -------- --------
      Total from investment operations.....       0.84      .95      .55     1.14     (.05)
                                              -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income...................      (0.69)    (.70)    (.71)    (.71)    (.69)
                                              -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD.............    $ 10.03   $ 9.88   $ 9.63   $ 9.79   $ 9.36
                                              ======== ======== ======== ======== ========
Ratio of net expenses to average net
   assets (a)..............................      0.83%    0.84%    0.82%    0.82%    0.82%
Ratio of net investment income to average
   net assets (b)..........................      6.89%    7.26%    7.26%    7.55%    6.94%
Portfolio turnover.........................      59%(c)    138%     135%      64%      53%
Total return (b)...........................      8.72%   10.34%    5.70%   12.79%   (0.69%)
Net assets, end of period (000's)..........   $448,403 $375,272 $309,564 $174,327 $158,886

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.85, 0.88, 0.85 and 0.83 percent for the years ended June 30, 1997, 1996, 1995 and 1994, respectively.
(b)Computed giving effect to the Adviser's expense limitation undertaking.
(c)Prior to commencement of operations of the Portfolio.


Financial Highlights CONTINUED
--------------------------------------------------------------------------------

High Yield Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                            YEAR              PERIOD
                                                           ENDED               ENDED
                                                        JUNE 30,            JUNE 30,
                                                            1998            1997 (C)
                                                       ---------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD................     $ 10.54             $ 10.00
                                                         -------             -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income............................        0.85                 .52
   Net realized and unrealized gains on investments.        0.61                 .54
                                                         -------             -------
     Total from investment operations...............        1.46                1.06
                                                         -------             -------
DISTRIBUTIONS
   Net investment income............................       (0.85)               (.52)
   Net realized gains...............................       (0.15)              --
                                                         -------             -------
     Total distributions............................       (1.00)               (.52)
                                                         -------             -------
NET ASSET VALUE, END OF PERIOD......................     $ 11.00             $ 10.54
                                                       =========            =========
Ratio of net expenses to average net assets (a).....       1.00%                1.00%(d)
Ratio of net investment income to average net
   assets (b).......................................       7.79%                8.05%(d)
Total return (b)....................................      14.38%               10.88%
Net assets, end of period (000's)...................     $41,471              $13,482

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.32 percent for the year ended
   June 30, 1998 and 2.29 percent for the period ended June 30, 1997.
(b)Computed giving effect to the Adviser's expense limitation undertaking.
(c)From commencement of operations on November 1, 1996.
(d)Annualized



Financial Highlights CONTINUED
--------------------------------------------------------------------------------

SR&F Intermediate Bond Portfolio

                                                                          PERIOD
                                                                           ENDED
                                                                        JUNE 30,
                                                                            1998 (A)
                                                                       ---------
SELECTED RATIOS
Ratio of net expenses to average net assets........................      0.39%(b)
Ratio of net investment income to average net assets...............      6.77%(b)
Portfolio turnover rate............................................       86%

(a)From commencement of operations on February 2, 1998.
(b)Annualized


Financial Highlights CONTINUED
--------------------------------------------------------------------------------

SR&F Income Portfolio

                                                                          PERIOD
                                                                           ENDED
                                                                        JUNE 30,
                                                                            1998 (A)
                                                                       ---------
SELECTED RATIOS
Ratio of net expenses to average net assets........................      0.51%(b)
Ratio of net investment income to average net assets...............      7.23%(b)
Portfolio turnover rate............................................        77%

(a)From commencement of operations on February 2, 1998.
(b)Annualized


Financial Highlights CONTINUED
--------------------------------------------------------------------------------

SR&F High Yield Portfolio

                                                            YEAR            PERIOD
                                                           ENDED             ENDED
                                                        JUNE 30,          JUNE 30,
                                                            1998              1997 (A)
                                                      ----------    --------------
SELECTED RATIOS
Ratio of net expenses to average net assets.........       0.65%          0.89%(b)
Ratio of net investment income to average net assets       8.13%          8.24%(b)
Portfolio turnover rate.............................        426%           168%

(a)From commencement of operations on November 1, 1996.
(b)Annualized


Report of Independent Auditors
To the Shareholders and Board of Trustees of Stein Roe Income Trust and
SR&F Base Trust
--------------------------------------------------------------------------------

Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
SR&FIntermediate Bond Portfolio
SR&FIncome Portfolio
SR&FHigh Yield Portfolio

We have audited the accompanying statements of assets and liabilities of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, and Stein Roe High Yield Fund as of June 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets of Stein Roe Intermediate Bond Fund and Stein Roe Income Fund for each of the two years in the period then ended, the statements of changes in net assets of Stein Roe High Yield Fund for the year ended June 30, 1998 and the period from November 1, 1996 to June 30, 1997, and the financial highlights for each of the periods indicated therein. We have also audited the accompanying statements of assets and liabilities, including the portfolio of invest ments, of SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio as of June 30, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights of SR&FIntermediate Bond Portfolio and SR&FIncome Portfolio for the period from February 2, 1998 to June 30, 1998, and the related statements of operations of SR&F High Yield Portfolio for the year ended June 30, 1998, and statements of changes in net assets and financial highlights of SR&F High Yield Portfolio for the year ended June 30, 1998 and the period from November 1, 1996 to June 30, 1997.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights

Report of Independent Auditors CONTINUED
--------------------------------------------------------------------------------

referred to above present fairly, in all material respects, the financial positions of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, Stein Roe High Yield Fund, SR&F Intermediate Bond Portfolio, SR&F Income Portfolio, and SR&F High Yield Portfolio at June 30, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


Ernst & Young LLP
Chicago, Illinois
August 14, 1998

Stein Roe Income Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Kevin M. Carome, Vice President,
  Assistant Secretary
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Public Auditors

The Stein Roe Mutual Funds

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                 In Chicago, visit our Fund Center at One South
                           Wacker Drive, 32nd Floor.

                         Liberty Funds Distributor, Inc.
                                                                      BD12A 8/98